                                                    OPPENHEIMER SPECIAL VALUE FUND
                                                Supplement dated October 7, 2002 to the
                           Statement of Additional Information dated February 28, 2002, revised May 23, 2002

1.       The supplement dated July 1, 2002 is deleted and replaced by this supplement

2.       Class B, Class C, Class N and Class Y shares are not currently available for sale.

3.       The minimum  initial  purchase  for Class A shares is $25,000 and the minimum  subsequent  investment  is $5,000.  The minimum subsequent  purchase  amount by AccountLink is also $5,000.  The minimum  initial and subsequent  purchase  amounts for retirement accounts are $5,000.

4.       No concessions are paid to brokers and dealers for the sale of Class A shares.  The distributor  currently  retains the entire sales charge.

5.       No Distribution or Service (12b-1) fee is currently paid on shares of the Fund.

6.       PhoneLink, Internet access and automatic purchase and withdrawal plans are not available.

7.       The  section  captioned  "Distribution  and  Service  Plans - Class A Service  Plan  Fees" on page 37 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent  deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the
     Distributor  currently  intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.
     After the first year shares are outstanding,  the Distributor makes service fee payments to Recipients  quarterly on those shares.
     The advance  payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

10.      The section titled "Additional Information About the Fund-The Custodian" on page  65 deleted and replaced with the following:

       The Custodian.  Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's  responsibilities include safeguarding and  controlling  the Fund's  portfolio  securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner  uninfluenced by any banking  relationship the Custodian may have with the  Manager and its  affiliates.  The Fund's  cash  balances  with the  custodian  in excess of $100,000  are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

11.      The Custodian Bank name and address on the back cover is deleted and replaced with the following:

       Citibank, N.A
       111 Wall Street
       New York, New York  10005

October 7, 2002                                                                                 PXO595.005